STARBUCK EAST PROSPECT
Valley Co., Montana

GEOLOGICAL REPORT

February 2, 2005

LIST OF FIGURES, TABLES & PLATES

FIGURES

Figure 1	Index map Northern Great Plains region
Figure 2	Stratigraphic column for Starbuck East, Bowdoin Dome and Equivalent Upper Cretaceous rocks in Southeast Alberta and Saskatchewan
Figure 3	Starbuck East Eagle structure map
Figure 4	Starbuck East Eagle isopach map
Figure 5	Paleogeographic map Northern Great Plains region during Phillips sand deposition
Figure 6	Starbuck East structural closure
Figure 7	Northeast Montana oil and gas pools
Figure 8	Starbuck East land map

TABLES

Table 1	Phillips reserve potential
Table 2	Eagle reserve potential
Table 3	Eagle core analysis data
Table 4	Proposed Starbuck East Fed. 1-19 well prognosis

PLATES

Starbuck East Structural Cross Section A-A’
Starbuck East Phillips Sand Stratigraphic Cross Section B-B’
Starbuck East Eagle Reservoir Stratigraphic Cross Section C-C’

STARBUCK EAST PROSPECT
Valley Co., Montana

GEOLOGICAL REPORT

INTRODUCTION

Starbuck East prospect is located on the northeastern flank of Bowdoin Dome in northeastern Montana (Figure 1). Recent drilling in the area has confirmed the presence of a large, untested, low relief structural closure. The Upper Cretaceous Eagle and Phillips sands provide two shallow gas targets on the feature (Figure 2). Depth to the Eagle is approximately 1100 ft, while depth to the Phillips is approximately 2300 ft. The combined reserve potential for the Eagle and Phillips reservoirs is estimated to be 220 BCFG.

STRUCTURE

A four-way structural closure covering approximately 34,000 ac has been mapped on the top of the Eagle formation using subsurface well data (Figure 3). Critical southwest closure on the Eagle appears to be at least 50 ft and may be as much as 100 ft. An isopach of the Eagle formation indicates thinning across the structure (Figure 4). Because of this thinning, structural closure is expected to increase with depth. At the top of the Phillips sand, closure should be at least 125 ft and possibly as much as 175 ft.

GAS SOURCE

The gas source for all of the Upper Cretaceous reservoirs in the region is Upper Cretaceous-age, early stage biogenesis. Because of the growth of the Starbuck East structure throughout Eagle deposition, gas began to accumulate on the feature very early in its history.

RESERVOIRS

Phillips

The Phillips sand is part of a large, southeast trending, shelf sandstone package that originated in north-central Alberta (Figure 5). The Phillips produces gas from nearby Bowdoin Dome field. Ultimate gas recovery from the Phillips and other shallow Upper Cretaceous reservoirs on Bowdoin Dome is expected to exceed 500 BCFG. In the Starbuck East prospect area, the Phillips is approximately 33 ft thick and is represented by two to three upward coarsening sandy sequences at the top of the Belle Fourche shale. The sequences contain an average of 18 ft of porous sandstone. Density log porosity in the Phillips averages 16%. For comparison, porosity in the productive Phillips reservoir sands in Bowdoin Dome field range between 15% and 17%. Permeability in the Starbuck East Phillips section has been demonstrated by an off-structure drillstem test in the Pan Canadian Fed 1 well (SE/NW 20-36N-36E). The test (2230-2300 ft) recovered

1

346 ft of water-cut and slightly gas-cut mud and had initial and final shut-in pressures of 860 and 819 psi respectively.

Eagle

The Eagle formation is exposed at the surface on Bowdoin Dome (Figure 3). In the Starbuck East prospect area, the top of the Eagle is at a depth of approximately 1100 ft. The gross thickness of the Eagle is approximately 700 ft. The formation contains two primary upward coarsening depositional sequences that are referred to on the accompanying cross sections as “Upper” and “Lower” Eagle. Within the Upper and Lower Eagle intervals there are a number of less prominent upward coarsening sequences. The reservoir intervals consist of thinly laminated, very fine grained sandstone, siltstone and shale. The Starbuck East Eagle reservoir rocks represent a transitional facies between the non-marine and marginal marine Eagle sandstones that are present west of Bowdoin Dome and the open marine Gammon Shale that occurs further east. The rocks were deposited in a lower shoreface depositional environment. The giant 8,000 square mile, 20 trillion cubic feet, Southeast Alberta gas field is productive from identical fine grained, transitional facies rocks that lie between the Eagle-equivalent Milk River Formation and the Gammon-equivalent Lea Park Shale. Saskatchewan’s large, newly discovered Shackleton field also produces gas from these transitional facies rocks. Finally, fine grained, transitional facies Eagle reservoirs produce gas southeast of Starbuck East prospect on Cedar Creek Anticline in Cedar Creek and Little Missouri Creek fields (Figure 1).

Core porosity values in the Starbuck East Eagle reservoir rocks range from 17.8% to 22.0% and average 19.1% . Core permeability values range from 0.01 md to 13.1 md and average 0.9 md (Table 3). These values are similar to those reported from the Southeast Alberta Milk River gas pool and the Cedar Creek and Little Missouri Creek Eagle gas pools. The Starbuck East Eagle has a remarkably high sand content and effective porosity. What the formation lacks in permeability, it makes up in thickness.

GAS QUALITY

The average heating value of gas produced from Bowdoin Dome’s Upper Cretaceous reservoirs is 950 Btu/cf. The heating value of Starbuck East gas should be similar.

2

RESERVE POTENTIAL

Structural closure on the Starbuck East feature is estimated to cover 34,000 ac. (Figure 6). Volumetric gas reserve potential calculations were made for the Phillips reservoir based on the following assumptions:

TABLE 1
Phillips Reserve Potential
Structural closure and potential pool area	34,000 ac
Individual well drainage area	160 ac
Average net porous/productive sand	18 ft
Average porosity	16%
Estimated water saturation	50%
Reservoir pressure	850 psi
Reservoir temperature	75°F
Estimated Recovery factor	75%

Reserve potential per well	435,000 MCFG
Reserve potential entire prospect	92,400,000 MCFG

An estimate of the reserve potential for the Eagle was made for Starbuck East using Southeast Alberta gas field as an analog. Southeast Alberta contains literally thousands of Milk River gas wells producing from reservoirs identical to those at Starbuck East. Based on many years of production history, the average Milk River gas well will yield approximately 300,000 MCFG. The Southeast Alberta Milk River pool is currently being developed on 80 ac well spacing.

TABLE 2
Eagle Reserve Potential
Average gas recovery per well	300,000 MCFG
Potentially productive area	34,000 ac
Number of potential 80 ac drillsites	425
Reserve potential entire prospect	127,500,000 MCFG

The combined Starbuck East Phillips and Eagle reserve potential is 220 BCFG.

ADDITIONAL TARGETS

In addition to the primary target Phillips and Eagle reservoirs, gas may also be trapped in Upper Cretaceous Judith River, Niobrara and Bowdoin (Carlile) sands.

3

Finally, the Starbuck East structure is considered a good place to explore for deeper Mississippian and Devonian oil reservoirs (Figure 7). Lustre, Autumn and Midway are nearby Valley County Mississippian oil pools. Cumulative production from Lustre field, the largest of the three, is 4,350,248 BO. East of Starbuck East in Roosevelt and Daniels Counties there are a number of additional Mississippian and Devonian oil pools. The nearest is Volt field, which produces from the Mississippian Charles and Devonian Nisku formations. Cumulative production from Volt is 1,348,471 BO.

Nearly all of the Paleozoic oil pools in the region are associated with subtle, low relief structures that are much smaller than Starbuck East. The depth to the Mississippian at Starbuck East is approximately 5000 ft.

GAS MARKET

Starbuck East prospect is adjacent to the Northern Boarder Pipeline that links southeastern Alberta and Saskatchewan to the Chicago area gas markets. The large diameter pipeline has additional carrying capacity.

4

CANADIAN SHIELD
ALBERTA BASIN
DISTURBED BELT
BOW ISLAND ARCH
ALBERTA
SASKATCHEWAN
SASKATCHEWAN
MANATOBA
SOUTHEAST ALBERTA FIELD
SHACKLETON (ABBEY) FIELD
MOOSE JAW SYNCLINE
STARBUCK EAST PROSPECT
SWEETGRASS ARCH
Tiger Ridge
BEARPAW UPLIFT
BOWDOIN DOME
Vandalia
WILLISTON BASIN
CANADA
USA
NORTH DAKOTA
CEDAR CREEK ANTICLINE
MONTANA
Ingomar
Little Porcupine
Cedar Ck.
Plevina
Pumpkin Ck.
Gaslight
Little Missouri Ck.
W. Short Pine Hills
Cady Ck
SOUTH DAKOTA
BIG HORN MOUNTAINS
POWDER RIVER BASIN
BLACK HILLS UPLIFT
Scale
0
100 mi
Shallow Upper Cretaceous biogenic gas fields
-3000
-2500
-2000
-1500
-1000
-500
0
+500
-3500
116°
114°
112°
110°
108°
106°
104°
102°
100°
98°
96°
94°
54°
52°
50°
48°
46°
44°

Great Northern Gas Company
621 Seventeenth Street, Suite 2150, Denver, CO 80232 · (303) 295-0938

STARBUCK EAST PROSPECT
Valley County, Montana

INDEX MAP
Northern Great Plains Region

Structural datum: Precambrian
Contour interval: 500 meters

Figure 1

Figure 2. Stratigraphic column for Bowdoin Dome and the Starbuck East prospect area and equivalent Cretaceous rocks in southeast Alberta.

R 34 E
R 35 E
R 36 E
R 37 E
R 38 E
R 39 E
R 40 E
R 41 E
R 42 E
SASKATCHEWAN
MONTANA
STARBUCK EAST
A
A'
T 37 N
T 36 N
T 35 N
T 34 N
T 33 N
PHILLIPS COUNTY
VALLEY COUNTY
VALLEY COUNTY
DANIELS COUNTY
+1000
+1500
+1500
+2000
Northern Boarder Pipeline

MAP AREA
B.C.
Alberta
Saskatchewan
Montana
N. Dakota
S. Dakota
Wyoming
Nebraska

Index Map

Eagle - Claggett outcrop area

GNG Great Northern Gas Company

621 Seventeenth Street, Suite 2150 • Denver, CO 80293 • (303) 295-0938

STARBUCK EAST PROSPECT
Valley Co., Montana
Eagle Structure Map

Contour interval: 100 ft,
(50 ft in selected areas)

Figure 3

R 34 E
R 35 E
R 36 E
R 37 E
R 38 E
R 39 E
R 40 E
R 41 E
R 42 E
SASKATCHEWAN
MONTANA
STARBUCK EAST
A
A'
T 37 N
T 36 N
T 35 N
T 34 N
T 33 N
PHILLIPS COUNTY
VALLEY COUNTY
DANIELS COUNTY
700
800
NDE
Northern Boarder Pipeline

MAP AREA
B.C.
Alberta
Saskatchewan
Montana
N. Dakota
S. Dakota
Wyoming
Nebraska

Index Map

Great Northern Gas Company

621 Seventeenth Street, Suite 2150 • Denver, CO 80293 • (303) 295-0938

STARBUCK EAST PROSPECT

Valley Co., Montana

Eagle Isopach Map

Contour interval: 25 ft

Figure 4

Figure 5. Paleogeographic map of northwestern United States and western Canada during time of deposition of the Phillips sandstone. Figure modified from D.D. Rice, G.L. Nydegger and C.A. Brown, 1990.

R 34 E
R 35 E
R 36 E
R 37 E
R 38 E
R 39 E
R 40 E
R 41 E
R 42 E
SASKATCHEWAN
MONTANA
STARBUCK EAST
A'
A
+1000
+1500
+1500
+2000
T 37 N
T 36 N
T 35 N
T 34 N
T 33 N
PHILLIPS COUNTY
VALLEY COUNTY
VALLEY COUNTY
DANIELS COUNTY
Structural closure
estm. 34,000 ac
Northern Boarder Pipeline

MAP AREA
B.C.
Alberta
Saskatchewan
Montana
N. Dakota
S. Dakota
Wyoming
Nebraska

Index Map

GNG Great Northern Gas Company

621 Seventeenth Street, Suite 2150 • Denver, CO 80293 • (303) 295-0938

STARBUCK EAST PROSPECT
Valley Co., Montana
Structural Closure

Figure 6

110°
108°
106°
104°
Starbuck East Prospect
Saskatchewan
Montana
49°
48°
47°
BOWDOIN DOME
Vandela
Autumn
Lustre North
Volt
Lustre
Midway
WILLISTON
BASIN
-1000
-1500
-2000
-3000
-2500
Montana
North Dakota

Structural datum: Precambrian
Contour interval: 500 m

Cretaceous biogenic gas pools

Paleozoic oil pools

Scale

0 50 mi

Great Northern Gas Company
621 Seventeenth Street, Suite 2150, Denver, CO 80232 - (303) 295-0938

NORTHEAST MONTANA OIL AND GAS POOLS

Figure 7

R 34 E
R 35 E
R 36 E
R 37 E
R 38 E
R 39 E
R 40 E
R 41 E
R 42 E
SASKATCHEWAN
MONTANA
STARBUCK EAST
T 37 N
T 36 N
T 35 N
T 34 N
T 33 N
PHILLIPS COUNTY
VALLEY COUNTY
VALLEY COUNTY
DANIELS COUNTY
+1000
+1500
+1500
+2000
Northern Boarder Pipeline

MAP AREA
B.C.
Alberta
Saskatchewan
Montana
N. Dakota
S. Dakota
Wyoming
Nebraska

Index Map

GNG leasehold. Approximately 41,200 gross/net acres within Starbuck East prospect outline.

GNG Great Northern Gas Company
621 Seventeenth Street, Suite 2150 • Denver, CO 80293 • (303) 295-0938

STARBUCK EAST PROSPECT
Valley Co., Montana

Land Map

Figure 8

TABLE 3

Samson Companies		CL File No.:	HOU-030453
Starbuck Coulee No. 1-21		Date:	June 4, 2003
Valley County, Montana		Analyst(s):	MS, LA, MM

CMS-300 CONVENTIONAL PLUG ANALYSIS

Sample	Depth	Net Confining	Porosity	Permeability		b(He)	Beta	Alpha	Grain
Number		Stress		Klinkenberg	Kair				Density	Footnote
	ft	psig	%	mD	mD	psi	ft(-1)	microns	g/cm3

1	1119.25	800	19.12	.016	.036	99.82	6.40E+13	3.37E+03	2.622
2	1122.50	800	18.79	.018	.039	99.60	7.29E+13	4.14E+03	2.641
3	1130.68	800	19.00	.069	.102	35.99	2.36E+12	5.18E+02	2.629
4	1132.00	800	19.74	.063	.121	68.36	1.68E+12	3.40E+02	2.631
5	1133.18	800	18.86	.034	.069	81.46	1.35E+14	1.45E+04	2.628
6	1134.30	800	19.19	.059	.107	61.90	5.43E+12	1.02E+03	2.635
7	1135.25	800	19.33	.034	.070	82.21	1.05E+14	1.13E+04	2.627
8	1141.93	800	19.13	1.38	1.57	8.52	2.10E+11	9.28E+02	2.632	(1)
9	1143.15	800	18.83	2.92	3.21	5.89	2.10E+11	1.97E+03	2.628	(1)
10	1144.18	800	18.08	.037	.073	73.53	4.29E+13	5.19E+03	2.632
11	1145.15	800	18.37	.104	.177	50.08	2.96E+12	9.81E+02	2.635
12	1152.65	800	18.33	.250	.293	11.81	1.31E+11	1.05E+02	2.645	(1)
13	1153.33	800	18.12	.023	.049	92.61	8.72E+12	6.45E+02	2.635
14	1157.43	800	17.84	.014	.036	124.59	3.31E+14	1.54E+04	2.649
15	1158.55	800	18.31	.018	.040	98.84	6.99E+14	4.00E+04	2.649
16	1162.30	800	17.78	.126	.185	33.34	9.03E+11	3.63E+02	2.645
17	1163.43	800	18.13	.012	.031	135.03	6.85E+14	2.69E+04	2.643
18	1167.25	800	18.49	.649	.786	13.50	1.41E+12	2.94E+03	2.651	(1)
19	1168.15	800	18.72	1.38	1.61	10.15	2.58E+11	1.15E+03	2.649	(1)
20	1431.40	Ambient	21.84	0.06	0.13	N/A	N/A	N/A	2.640	(2)
21	1432.40	Ambient	20.90	0.54	0.81	N/A	N/A	N/A	2.643	(2)
22	1436.75	800	19.03	.579	.800	24.52	3.46E+11	6.43E+02	2.649	(1)
23	1437.33	800	20.63	.782	1.01	18.60	2.37E+11	5.93E+02	2.635	(1)
24	1438.33	800	19.05	.101	.188	62.12	4.59E+12	1.48E+03	2.645
25	1439.75	800	18.77	.157	.257	44.81	1.01E+12	5.06E+02	2.648
26	1443.60	Ambient	19.90	.202	.347	N/A	N/A	N/A	2.635	(2)
27	1448.80	Ambient							2.629	(3)
28	1449.25	800	21.99	12.0	13.2	5.22	2.61E+09	1.01E+02	2.635	(1),(4)

Average			19.12	0.80	0.94

Footnotes :
(1) : Denotes fractured or chipped sample. Permeability and/or porosity may be optimistic.
(2) : No plug acquired. Cube-shaped sample was measured. Ambient porosity and probe permeability reported.
(3) : Sample very fractured. Porosity and permeability measurement not possible.
(4) : Thin sand lamination visible.

Samples dried in humidity-controlled oven. Samples were not extracted for hyrdrocarbons or leached for salt.

TABLE 4

STARBUCK EAST PROSPECT
PROPOSED WELL PROGNOSIS

Well name:	Fed. 1-19
Location:	SE/SE 19-36N-38E (1000 fsl, 1000 fel)
Valley Co., MT
Elevation:	2585 (Topo)
TD:	2600
TD Formation:	Belle Fourche shale

Stratigraphic markers:

Bearpaw shale	Surface
Judith River fm.	492	+2093
Claggett shale	864	+1721
Eagle fm.	1075	+1510
Niobrara fm.	1775	+810
Carlile shale	1962	+623
Greenhorn fm.	2163	+422
Phillips sand	2187	+398
Belle Fourche shale	2227	+358
TD	2300	+285

Primary objectives: Eagle, Phillips

Secondary objectives: Judith River, Niobrara, Carlile